UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2013

Item 1. Report to Shareholders

New York Tax-Free Money Fund	August 31, 2013

The views and opinions in this report were current as of August 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

New York tax-free municipal bond prices declined in the six-month period ended August 31, 2013, as interest rates rose across all fixed income markets. Intermediate- and long-term municipal and Treasury bond prices fell as Federal Reserve officials clarified their intention to moderate the Fed’s asset purchases later this year—if the economy evolves in line with the central bank’s projections. Shorter-term securities held up somewhat better but still struggled as cash flowed out of the municipal bond market. Lower-quality municipals fared worse than higher-quality issues in both the investment-grade and high yield markets. Although its absolute return was disappointing, the New York Tax-Free Bond Fund performed better than its benchmark in the first half of our fiscal year, and the fund’s longer-term relative performance records remained favorable. The New York Tax-Free Money Fund’s return was roughly flat due to the Fed’s highly accommodative monetary policy, which kept short-term rates near 0%.

MARKET ENVIRONMENT

The U.S. economy grew at a moderate 2.5% pace in the second quarter of 2013, overcoming the headwinds stemming from the higher tax rates and federal spending reductions that took effect in the first quarter. The housing recovery continues, inflation has been low amid a pull-back in commodity prices, and employment growth has maintained a moderate pace. However, the national unemployment rate—measured at 7.3% in August—remains elevated. We believe economic growth in the months ahead will remain moderate.

To support the recovery, the Federal Reserve kept short-term interest rates very low and continued buying $45 billion in Treasuries and $40 billion in agency mortgage-backed securities every month to suppress longer-term rates. However, the Fed is poised to begin tapering its asset purchases later this year if the recovery stays on track. Based on the Fed’s current forecast, asset purchases will cease around mid-2014.

Bond yields rose across both the Treasury and high-quality municipal yield curves in anticipation of reduced stimulus from the Fed, but long-term municipal yields rose more than long-term Treasury yields, which is unusual. In fact, the municipal yield curve is historically steep: High-quality 30-year municipal yields are at least 400 basis points (four percentage points) greater than high-quality munis maturing in two years or less. On a relative basis, this has increased the attractiveness of long-term tax-free bonds as an alternative for fixed income investors. As of August 31, the 4.45% yield offered by a 30-year tax-free bond rated AAA was about 120% of the 3.70% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 6.18% to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Year-to-date municipal issuance totaled about $228 billion according to The Bond Buyer. Issuance had been picking up in early 2013, but the sharp increase in bond yields since late April reduced new issuance moderately. Formerly brisk demand for municipal securities evaporated in the last few months as rising rates, bond losses, and credit concerns in certain parts of the muni market prompted investors to lock in gains after more than two years of solid performance. While austerity-minded state and local government leaders remain conservative about adding to indebtedness—which we consider to be supportive and will likely keep 2013 issuance below last year’s level—additional cash flows out of municipal bond portfolios could continue to weigh on the market.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a new net investment income tax taking effect in 2013, in which a 3.8% tax will be imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Since the 2007–2009 recession, most states have acted responsibly by cutting spending and raising taxes and fees to close budget deficits. While state tax revenues are growing again, the pattern has been slower and more uneven than in the past, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits. In mid-July, Detroit filed for Chapter 9 bankruptcy protection in federal court, but we do not believe that this is evidence of a systemic breakdown in municipal credit fundamentals. On the other hand, the deteriorating fiscal situation in the Commonwealth of Puerto Rico, as highlighted in the media, could pose greater risk to the broader muni market. Puerto Rico’s liabilities are large relative to the size of its economy, with close to $50 billion of municipal debt outstanding and over $70 billion of general indebtedness for the territory and its various government agencies. While we are significantly underweight in exposure to Puerto Rico debt—holding only sales tax-backed and public power bonds and no general obligations (GOs) or appropriations-backed debt—we are following the situation closely.

Municipal bond performance in the last six months reflected a sharp increase in interest rates and a reduction in market liquidity amid broad selling. In terms of sectors, GOs held up slightly better than revenue bonds. We prefer bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by these essential service providers. Among revenue bonds, special tax and industrial revenue were two of the weakest sectors. Health care-related issues also fared poorly, and we are becoming increasingly selective regarding hospital revenue bonds, as new issue supply and some credit concerns are weighing on the sector. Housing revenue bonds were helped by the residential real estate recovery but still declined moderately.

NEW YORK MARKET NEWS

New York’s employment decline during the recession was less severe than the U.S. However, employment growth during 2011 and 2012 was slower than the national rate. The state’s unemployment rate, at 7.6% in July 2013, was slightly below the U.S. (7.7% during the same period). New York City employment levels grew modestly from 2011 to 2012, though recent employment growth has been more robust. The city’s unemployment rate, at 8.7% in July 2013, continues to exceed state and national unemployment levels. New York maintains above-average wealth levels, with 2011 per capita income at 114% of the nation, ranking fifth highest among the states. Although parts of New York were heavily battered by Hurricane Sandy in October 2012, recent data suggest solid employment recovery following the storm. Nevertheless, we expect overall economic growth across New York State will remain tepid.

New York State’s GOs are rated Aa2 by Moody’s Investors Service, while S&P and Fitch both rate the bonds AA. All three rating agencies maintain a positive outlook on the state’s general obligation rating.

The state’s fiscal condition has stabilized due to the slowly recovering private sector, which has boosted tax revenues. Budgetary-basis results for fiscal 2013 show a general fund balance of $1.8 billion, including $1.3 billion in rainy day reserves. Favorably, the rainy day reserves have been relatively stable for nearly a decade. The enacted budget for fiscal 2014 is balanced and consistent with the state’s financial plan laid out in 2013, including ongoing measures to control growth in school aid and Medicaid spending.

According to Moody’s 2013 State Debt Medians, New York is the second most heavily indebted state with $62 billion of net tax-supported debt, ranking fifth highest among all states for debt per capita ($3,174) and sixth highest for debt as a percentage of personal income (6.3%). Unlike many other states, however, New York’s pension funds are relatively well funded. New York’s other post-employment benefit (OPEB) liability is high at $67 billion, and primarily reflects health benefits for retired state and State University of New York (SUNY) employees. This liability was completely unfunded as of fiscal year 2013. The majority of New York’s debt is appropriation-backed, which means that the legislature must approve debt service payments on these obligations annually, but it has no legal requirement to continue consenting to these expenses.

New York City continues to demonstrate solid fiscal management, including multiyear financial plans and rolling forward budget surpluses from stronger years. Audited results for fiscal 2012 indicate that the city ended the year with a surplus of $3.8 billion (5.7% of revenues), which was rolled forward to help balance fiscal 2013 and fiscal 2014. Property taxes remain the city’s largest revenue source and act as a stabilizing factor given the city’s practice of phasing in tax assessments over five years. The magnitude of the city’s projected budget gaps between fiscal 2015 and fiscal 2017 declined from $6.1 billion earlier this year to $5.5 billion as of June 2013. Offsetting some of these strengths, the city’s long-term liabilities are quite high. Debt per capita was close to $5,000 in fiscal 2012. New York City’s pension plans were 60% funded on an aggregate basis at the end of fiscal 2012. The unfunded OPEB liability was a substantial $83 billion, and the total liability was 3% funded as of fiscal 2012. This primarily reflects health benefits for retired city employees. Agency ratings for New York City are Aa2 from Moody’s, AA from S&P, and AA from Fitch, all with stable outlooks.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund
The New York Tax-Free Money Fund returned 0.01% for the six-month period ended August 31, 2013, as the Fed kept official short-term interest rates in the historically low range of 0.00% to 0.25%. The seven-day simple yield also remained very low and ended August at 0.01%. The fund’s long-term record relative to its competitors remained good. (Based on cumulative total return, Lipper ranked the New York Tax-Free Money Fund 15 of 51, 31 of 49, 27 of 47, and 19 of 36 New York tax-exempt money market funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2013, respectively. Past performance cannot guarantee future results.)

Over the last six months, yields in all sectors of the money market have continued their slow drift lower, pulled inexorably toward the fed funds rate, which currently averages under 0.10%. For example, the yield on three-month Treasury bills decreased 10 basis points (0.10%) during the past six months to end at 0.02% (100 basis points equal one percentage point). Supply in most sectors of the money market is down, helping in part to explain the ever decreasing yields. In taxable markets, corporations are awash with cash, and banks have plenty of deposits, thus reducing their need to access the money markets. Municipal issuers, like their taxable counterparts, have until recently found financing in the longer-maturity bond market more attractive due to the overall low level of rates. At the same time, assets in money funds remain fairly stable.

In the New York money market, the yield curve steepened a few basis points for the period, as yields on issues maturing in less than 90 days moved lower while yields on issues maturing in one year were relatively unchanged. Rates range from around four basis points (0.04%) for overnight maturities to around 18 basis points (0.18%) for notes maturing in one year. This move lower in the front end of the yield curve is due in part to crossover buying from taxable money market funds attracted by the structure and yield of municipal variable rate demand notes. Although yields in the long-term municipal market increased significantly, one-year yields have remained firmly anchored.

As always, our investment selection focuses on the highest-credit-quality securities. Thus, we favor and maintain an overweight to the highly rated special tax, housing, and education revenue sectors, including issuers such as New York City Transitional Finance Authority, New York City Housing, and Cornell University. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.) Bank liquidity providers always play a big part in the financing of short-term municipal debt. The banking sector’s health has improved significantly over the past five years, and regulatory requirements have helped strengthen the banks’ credit profile. Still, the supply of bank liquidity in the municipal money market remains limited. Our largest bank liquidity exposures continue to be Federal Home Loan Mortgage Corp., TD Banknorth, and Federal National Mortgage Association.

In June 2013, the Securities and Exchange Commission (SEC) proposed further changes to the regulations governing money market funds. Comments on these proposals are being accepted by the SEC until September 17, 2013. We do not expect new regulations to become final until late 2014 and would expect the SEC to grant a substantial amount of time for money fund managers to implement any changes.

While the long-maturity debt market will continue to react to the prospects for Fed tapering, the money markets will likely remain anchored by the fed funds target rate, which we don’t expect to rise until sometime in 2015. Therefore, we expect yields to remain range-bound for the foreseeable future. Given this outlook, we continue to favor the longer range of our targeted weighted average maturity (WAM) of 50 to 55 days. As always,our commitment to managing a high-quality,diversified portfolio with a focus on liquidity and stability of principal remains steadfast.

New York Tax-Free Bond Fund
Your fund returned -7.29% for the six-month period ended August 31, 2013, outperforming its Lipper peer group average during the six-month reporting period, and remained favorably ranked for longer time periods. Our conservative interest rate positioning, sector strategy, and modest fees helped our relative performance as municipal yields rose significantly. A small silver lining to the negative return is that our dividends increased slightly in the period to $0.21. (Based on cumulative total return, Lipper ranked the New York Tax-Free Bond Fund 22 of 98, 11 of 85, 21 of 81, and 16 of 71 among New York state municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2013, respectively. Past performance cannot guarantee future results.)

The fund continued to maintain an emphasis on the long end of the yield curve (a graphic depiction of the relationship between yields and maturity dates for a similar set of securities). However, with yields unexpectedly and rapidly spiking over the last few months of the reporting period, our overweight on the long end weighed on performance as longer-maturity bonds underperformed amid recently rising rates. Relative to the Barclays Municipal Bond Index, the fund has carried an overweight position in maturities of 15 years and longer for the past year and an underweight in securities with maturities of 10 years or less. We have decreased exposure to longer-term assets substantially in light of the current interest rate environment, but continue to hold an overweight. We believe longer maturities continue to offer the greatest value. Our defensive positioning in the long end of the yield curve involves holding mostly callable premium-coupon structures and offers some cushion amid rising interest rates. Based on our credit outlook, the fund remains overweight to revenue bonds and underweight to both state and local GO debt relative to the benchmark. New York State has been fiscally well managed. The same can be said for New York City under the Bloomberg administration. Nevertheless, challenges persist, such as long-term pension and OPEB liabilities, particularly at the local level. We will also be closely monitoring New York City as a new mayor and administration take charge.

As rates increased, the fund’s duration—a measure of its sensitivity to changes in interest rates—increased to 6.0 years from 5.5 years, which we managed within a narrow band relative to the Barclays index. Over the past six months, we also decreased the fund’s WAM from 18.6 to 17.4 years by selling longer maturities. Overall, the fund remains a high-quality portfolio with 83% of holdings A rated and higher. The portfolio’s 30-day SEC yield rose with market rates increasing to 3.51% at the end of August from 2.07% at the end of February 2013.

We made slight shifts to our quality diversification. Most noteworthy, exposure to BBB rated holdings increased, while A rated holdings declined chiefly due to Moody’s downgrade to Baa1 from A3 on debt issued by the Long Island Power Authority, which was related to damage and fallout from Sandy. The fund has had a longstanding position in the issuer, and continues to do so, as the governor and state work toward longer-term reforms of the utility. Other shifts included an increased exposure to high-quality AAA bonds and an increase to our small allocation to nonrated securities. We will continue to ensure that all securities in the portfolio meet the rigorous demands of our in-house research.

We also made some small shifts in our sector allocations. The education sector continues to be the largest allocation, followed by health care. Our exposure to the transportation sector declined as we sold names with long maturities, which we are likely to add back at higher rates. Our holdings of local GO debt dropped, mainly by reducing exposure to New York City.

In general, the fund’s poorest performers in the past six months were long-duration, long-maturity bonds. Lower-credit-quality holdings underperformed as credit spreads widened, indicating that investors demanded a greater yield premium relative to higher-quality securities. This was the reverse of six months ago when high-quality and shorter maturities credits lagged. Of note, tobacco bonds backed by the tobacco Master Settlement Agreement (MSA) performed poorly relative to the general market. We have historically carried an underweight to the sector due to longer-term credit concerns. Additionally, tax-exempt bonds issued by various entities for the Commonwealth of Puerto Rico, which are triple tax exempt in all 50 states, have drastically declined in price, as the island’s long-running fiscal challenges and high debt burdens have caused a greater level of concern. We have been decreasing Puerto Rico holdings over the past two years, and direct exposure is now approximately 0.5% of assets, a significant underweight relative to the benchmark and to our peer group. Both of these underweights proved beneficial to relative performance during the reporting period.

While many professional municipal investors like us anticipated the inevitability of higher rates, the nearer-term rapid increase in municipal rates caught all of us a bit by surprise. Nevertheless, no amount of defensive positioning would have prevented losses over this past period. While we are currently maintaining a defensive leaning in the portfolio, we are mindful that interest rates can move in either direction. As such, we are still reinvesting income in longer-term securities so that we can continue to distribute high levels of income to our shareholders.

OUTLOOK

The decline in municipal bond prices has rattled some investors, but it does not represent a fundamental change in the nature, quality, or risk characteristics of the market. We continue to believe that it is a high-quality market, offering good investment opportunities for those with a long-term focus and attractive tax-free income—particularly for those in the highest tax brackets—in what is still a very low interest rate environment. The recent underperformance of long-term munis makes their nominal and taxable-equivalent yields even more attractive, as noted earlier, but if rates continue rising unabated and market outflows persist, further price declines are likely.

We have been concerned about the potential for rising rates for some time. Our interest rate strategy and economics teams regularly make forward-looking projections of rates and yield curves, and these assessments are incorporated in our investment strategies. Given the potential for rates to rise further, we will remain careful with any investment shift that might materially increase our portfolios’ interest rate sensitivity. However, we believe further rate increases will be more modest than what we have seen in the last few months.

Irrespective of interest rate movements, the credit and economic environment for municipalities is likely to remain challenging. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persistent downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy weakens, municipalities would face even tougher challenges.

State and local government liabilities, such as pension benefits and health care costs, are a growing long-term concern. While most municipal governments are maintaining balanced budgets, fewer municipalities have addressed these longer-term liabilities meaningfully. States will need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely. As for Detroit, we will be monitoring the bankruptcy proceedings closely because there is the potential for adverse legal precedents to arise out of the case.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. Even as interest rates return to more normal levels, bonds will remain an important asset class, and we expect to continue finding good investment opportunities for long-term-oriented, income-seeking investors.

We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our long-term investors well.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

September 17, 2013

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it. Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Master Settlement Agreement (MSA): Resolution of a lawsuit between a number of state and local governments and four of the largest U.S. tobacco companies alleging a longstanding fraud and conspiracy to hide the health risks and the addictive nature of their products from the government and the public, requiring monetary relief.

Other post-employment benefits (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bond.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity (WAM): A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
OTHER COMMERCIAL PAPER 6.0%		
Long Island Power Auth., TECP, 0.19%, 9/13/13	1,000	1,000
Metropolitan Transportation Auth., TECP, 0.10%, 9/10/13	1,500	1,500
Metropolitan Transportation Auth., TECP, 0.13%, 9/5/13	1,500	1,500
Metropolitan Transportation Auth., TECP, 0.14%, 9/5/13	1,000	1,000
Total Other Commercial Paper (Cost $5,000)		5,000
OTHER MUNICIPAL DEBT 34.2%		
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 12/15/13	150	152
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/14	390	400
JPMorgan Chase, New York City, Juilliard School VRTR, 0.07%, 9/9/13 (1)	2,000	2,000
Long Island Power Auth., 5.50%, 9/1/13	1,000	1,000
Nassau County Interim Fin. Auth., Sales Tax, 5.00%, 11/15/13	100	101
Nassau County Interim Fin. Auth., Sales Tax, 5.00%, 11/15/13	105	106
New York City, GO, 3.00%, 2/15/14	1,000	1,013
New York City, GO, 5.00%, 12/1/13	200	202
New York City Housing Dev. Corp., Multi-Family 0.20%, 6/27/14	1,000	1,000
New York City Housing Dev. Corp., Multi-Family 0.22%, 1/31/14	1,000	1,000
New York City Transitional Fin. Auth., Building Aid 5.00%, 7/15/14	500	520
New York City Transitional Fin. Auth., Future Tax 2.50%, 11/1/13	200	201
New York City Transitional Fin. Auth., Future Tax 3.00%, 11/1/13	1,350	1,356
New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/13	200	202
New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/13	245	247

New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/13	155	156
New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/13	345	348
New York Liberty Dev. Corp., World Trade Center 0.23%, 6/19/14	1,500	1,500
New York State, GO, 2.00%, 3/1/14	2,100	2,119
New York State, GO, 5.00%, 9/1/13	85	85
New York State, GO, 5.00%, 4/15/14	700	721
New York State Environmental Fac. Corp. Clean Water Revolving Funds, 5.00%, 10/15/13	825	830
New York State Environmental Fac. Corp., Personal Income Tax 3.50%, 12/15/13	250	252
New York State Local Gov't. Assistance Corp., 5.00%, 4/1/14	1,530	1,572
New York State Local Gov't. Assistance Corp., 5.00%, 4/1/14	200	205
New York State Local Gov't. Assistance Corp., 6.00%, 4/1/14	585	604
New York State Mortgage Agency, Single Family, 1.00%, 4/1/14	350	351
New York State Thruway Auth., Dedicated Tax Fund 5.00%, 4/1/14	650	668
New York State Thruway Auth., Personal Income Tax 3.00%, 3/15/14	700	710
New York State Thruway Auth., Personal Income Tax 4.00%, 3/15/14	275	280
New York State Thruway Auth., Personal Income Tax 5.00%, 3/15/14	350	359
New York State Thruway Auth., Personal Income Tax 5.00%, 3/15/14	325	333
New York State Thruway Auth., Personal Income Tax 5.00%, 3/15/14	1,200	1,231
New York State Urban Dev. Corp., 4.25%, 1/1/14	100	101
New York State Urban Dev. Corp., Personal Income Tax 4.00%, 12/15/13	100	101
Port Auth. of New York & New Jersey, 4.00%, 9/15/13 (2)	375	375
Triborough Bridge & Tunnel Auth., 5.00%, 11/15/13	300	303

Triborough Bridge & Tunnel Auth., 5.25%, 11/15/13	2,140	2,162
Triborough Bridge & Tunnel Auth., 5.25%, 11/15/13 (3)	250	252
Wells Fargo Stage Trust, Cornell Univ., 0.18%, 2/13/14 (1)	1,800	1,800
Wells Fargo Stage Trust, Metropolitan Washington Airports Auth., 0.24%, 10/10/13 (1)(2)	1,500	1,500
Total Other Municipal Debt (Cost $28,418)		28,418

VARIABLE RATE DEMAND NOTES 59.6%

Dormitory Auth. of the State of New York, Columbia Univ. VRDN, 0.04%, 9/9/13	3,050	3,050
Dormitory Auth. of the State of New York, Cornell Univ. VRDN, 0.08%, 9/9/13	480	480
Dormitory Auth. of the State of New York, Cornell Univ. VRDN, 0.08%, 9/9/13	1,300	1,300
Dormitory Auth. of the State of New York Culinary Institute of America, VRDN, 0.06%, 9/9/13	1,000	1,000
Dormitory Auth. of the State of New York New York Public Library, VRDN, 0.06%, 9/9/13	465	465
Dormitory Auth. of the state of New York, Rockefeller Univ. VRDN, 0.06%, 9/9/13	1,325	1,325
Dormitory Auth. of the State of New York, Rockefeller Univ. VRDN, 0.08%, 9/9/13	1,315	1,315
Dormitory Auth. of the State of New York, Univ. of Rochester VRDN, 0.06%, 9/9/13	1,000	1,000
Metropolitan Transportation Auth., Dedicated Tax Fund VRDN, 0.05%, 9/9/13	4,250	4,250
Nassau County Interim Fin. Auth., Sales Tax VRDN, 0.06%, 9/9/13	2,075	2,075
New York City, GO, VRDN, 0.04%, 9/3/13	600	600
New York City Housing Dev. Corp., 201 Pearl Street VRDN, 0.08%, 9/9/13	4,300	4,300
New York City Housing Dev. Corp., 245 East 124th Street VRDN, 0.05%, 9/9/13	1,600	1,600
New York City Housing Dev. Corp., 92nd Realty, Multi-Family Brittany Dev., VRDN, 0.06%, 9/9/13 (2)	3,000	3,000

New York City Housing Dev. Corp., Elliott Chelsea Dev. VRDN, 0.05%, 9/9/13	2,000	2,000
New York City Housing Dev. Corp., Queenswood Apartments Multi-Family, VRDN, 0.06%, 9/9/13	1,300	1,300
New York City IDA, MSMC Realty, VRDN, 0.06%, 9/9/13	895	895
New York City IDA, New York Law School, VRDN, 0.05%, 9/9/13	1,865	1,865
New York City Municipal Water Fin. Auth., Water & Sewer VRDN, 0.04%, 9/3/13	225	225
New York City Transitional Fin. Auth., Future Tax VRDN, 0.05%, 9/9/13	2,600	2,600
New York City Transitional Fin. Auth., Future Tax VRDN, 0.05%, 9/9/13	1,400	1,400
New York City Trust for Cultural Resources American Museum of Natural History, VRDN, 0.05%, 9/9/13	1,900	1,900
New York City Trust for Cultural Resources Lincoln Center for the Performing Arts, VRDN, 0.05%, 9/3/13	250	250
New York State Energy Research & Dev., Consolidated Edison VRDN, 0.06%, 9/9/13 (2)	1,000	1,000
New York State Energy Research & Dev., Consolidated Edison VRDN, 0.08%, 9/9/13 (2)	2,500	2,500
New York State Housing Fin. Agency, 160 West 62nd Street VRDN, 0.06%, 9/9/13	600	600
New York State Housing Fin. Agency, 320 West 38th Street VRDN, 0.05%, 9/9/13	450	450
New York State Housing Fin. Agency, 320 West 38th Street VRDN, 0.05%, 9/9/13	200	200
New York State Housing Fin. Agency, 345 East 94th Street VRDN, 0.05%, 9/9/13 (2)	1,400	1,400
New York State Housing Fin. Agency, 42nd & 10th Associates VRDN, 0.06%, 9/9/13 (2)	1,320	1,320
New York State Housing Fin. Agency, Gotham West Housing VRDN, 0.05%, 9/9/13	1,400	1,400
New York State Mortgage Agency, Single Family VRDN, 0.07%, 9/3/13 (2)	100	100
Syracuse IDA, Syracuse Univ., VRDN, 0.06%, 9/9/13	1,450	1,450

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Money Fund (the fund) is a diversified, open-end management investment company established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York City income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance On March 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value per share (NAV) is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On August 31, 2013, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At August 31, 2013, the cost of investments for federal income tax purposes was $83,033,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2013, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2015. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $49,000 were waived during the six months ended August 31, 2013. Including these amounts, management fees waived in the amount of $305,000 remain subject to repayment by the fund at August 31, 2013.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended August 31, 2013, management fees waived and operating expenses reimbursed totaled $164,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2013, expenses incurred pursuant to these service agreements were $46,000 for Price Associates and $19,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with their deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). In addition to the contractual expense limitation, the Board also noted that an arrangement is in place whereby the Advisor may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses in order to maintain a zero or positive net yield for the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions resulting from management fee waivers) and the fund’s total expense ratio (after including reductions resulting from management fee waivers and expenses paid by the Advisor) were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2013